     As filed with the Securities and Exchange Commission on January 8, 1998
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ____________


                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)

                                  ____________

           Delaware                                      77-0182779
   (State of Incorporation)                 (I.R.S. Employer Identification No.)


                                 894 Ross Drive
                           Sunnyvale, California 94089
                    (Address of principal executive offices)

                                  ____________


                       1996 Nonstatutory Stock Option Plan
                            (Full title of the plans)


                               James E. Ticehurst
                  Vice President, Administration and Controller
                                  Verity, Inc.
                                 894 Ross Drive
                           Sunnyvale, California 94089
                                 (408) 541-1500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ____________


                                   Copies to:
                             Timothy J. Moore, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000

                                  ____________


                                                               Page 1 of _______
                                                   Exhibit Index at Page _______

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                               PROPOSED MAXIMUM        PROPOSED MAXIMUM
 TITLE OF SECURITIES                          OFFERING PRICE PER      AGGREGATE OFFERING
  TO BE REGISTERED        AMOUNT TO BE            SHARE (1)               PRICE (1)               AMOUNT OF
                           REGISTERED                                                          REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Stock Options and            460,000
Common Stock (par
value $.001)                                             $5.00                $2,300.00               $678.50
====================================================================================================================

================================================================================
(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on January 6, 1998 as reported on the NASDAQ National Market System.
================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-26869


        The contents of Registration Statement on Form S-8 No. 333-26869 filed with the Securities and Exchange Commission on May 12, 1997 are incorporated by reference herein.



                                    EXHIBITS


EXHIBIT
NUMBER
-------

5.1            Opinion of Cooley Godward LLP

23.1           Consent of Independent Accountants

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1           Power of Attorney is contained on the signature page.



                                       1.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on January 8, 1998.


                                          VERITY, INC.




                                          By: /s/ James E. Ticehurst
                                             -----------------------------------

                                          Title:  Vice President,
                                                  Administration and Controller



                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary J. Sbona and James E. Ticehurst and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       2.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                                   DATE


/s/   Gary J. Sbona
--------------------------         President and Chief Executive           January 8, 1998
      Gary J. Sbona                Officer


/s/  James E. Ticehurst
--------------------------         Vice President, Administration          January 8, 1998
     James E. Ticehurst            and Controller


/s/   Steven Krausz
--------------------------         Director                                January 8, 1998
      Steven Krausz


/s/ Stephen A. MacDonald
--------------------------         Director                                January 8, 1998
    Stephen A. MacDonald


/s/ Charles Waite, Jr.
--------------------------         Director                                January 8, 1998
    Charles Waite, Jr.



                                       3.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION                             SEQUENTIAL PAGE NUMBER

 5.1      Opinion of Cooley Godward LLP

23.1      Consent of Independent Accountants

23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
          Registration Statement

24.1      Power of Attorney is contained on the signature pages.



                                       4.